Cash and Cash Equivalents - Summary Of Detailed Information About Cash And Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 SGD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2022 SGD ($)	Dec. 31, 2021 SGD ($)	Dec. 31, 2020 SGD ($)
Cash and cash equivalents [abstract]
Cash on hand		$ 18		$ 18
Cash at bank		86,003		113,847
Fixed deposits		365,828		275,235
Cash and cash equivalents	$ 342,671	$ 451,849	$ 295,086	$ 389,100	$ 313,147	$ 59,807